CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in T. Rowe Price Global Technology Fund, Inc.'s Registration Statement on Form N-1A ("Registration Statement") of our reports dated January 20, 2000, relating to the financial statements and financial highlights which appear in the December 31, 1999 Annual Reports to Shareholders of T. Rowe Price Balanced Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Capital Appreciation Fund, T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Equity Income Fund, T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Growth and Income Fund, Inc., T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Index Trust, Inc. (comprised of T. Rowe Price Equity Index 500 Fund, T. Rowe Price Extended Equity Market Index Fund, and T. Rowe Price Total Equity Market Index Fund), T. Rowe Price Media & Telecommunications Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price New Era Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price Real Estate Fund, Inc., T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., T. Rowe Price Value Fund, Inc., and Institutional Equity Funds, Inc. (comprised of Institutional Mid-Cap Equity Growth Fund) which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.


/s/PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

Baltimore, Maryland
August 23, 2000
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form N-1A of our report dated August 23, 2000, relating to the financial statements of T. Rowe Price Global Technology Fund, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.


/s/PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

Baltimore, Maryland
August 23, 2000